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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   July 10, 2008

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

          Nevada                     000-50944                  84-1565820
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(State or other jurisdiction   (Commission File Number)        IRS Employer
of incorporation)                                            Identification No.)

          408 Bloomfield Drive, Unit #3, West Berlin, New Jersey 08091
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (856) 767-5661
                                                   -------------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

On July 10, 2008 the Board of Directors adopted a Disclosure Policy intended to provide procedures for the disclosure of information in accordance with Regulation FD and limiting the inadvertent disclosure of potentially "inside information". A copy of the Disclosure Policy is attached to this Form 8-K as an exhibit.

The Disclosure Policy covers all directors, officers, management executives and employees, including the chief executive officer, president, vice-presidents, chief financial officer, treasurer, and secretary of the Company. Its objective is to ensure that communications about the Company to the investing public are:

         o Timely, factual and accurate; and

         o Broadly disseminated in accordance with all applicable legal and regulatory requirements.

To accomplish the objective, the Disclosure Policy establishes "Principles of Disclosure of Material Information", adopts "Authorized Methods of Disclosure", integrates the requirements of the previously adopted Insider Trading Policy with internal procedures for maintaining confidentiality, and provides guidance for dealing with "Analysts, Investors and the Media".

As of July 14, 2008 the Company has been delivered back the two certificates previously held in escrow for Mercatus & Partners. (See Forms 8-K filed October 16, 2007 and December 18, 2007). The certificates received represented 888,889 shares and 1,776,777 shares of the Company's Common Stock, respectively. These shares have been cancelled.

On July 14, 2008 the Company cancelled the previously reported Amended Letter of Intent which it had entered into with Warwick Communications, Inc. on December 17, 2007 and which had been amended on March 25, 2008. No definitive agreement had been entered into and no license, as contemplated in the Letter of Intent, was issued. Warwick's deposit of $10,000 is being returned.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.4      Disclosure Policy


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GLOBAL RESOURCE CORPORATION


                                           By: /s/ Frank G. Pringle, President
July 14, 2008                                  --------------------